UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

Form 8-K

__________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 26, 2025

___________________________________

THE ONCOLOGY INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

___________________________________

Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2025, The Oncology Institute, Inc. (the “Company”), the other loan parties party thereto, the lenders party thereto and Deerfield Partners, L.P. (the “Agent”), entered into that certain Limited Consent and Amendment No. 1 to Facility Agreement (the “Consent and Amendment”), which amends the Company’s existing Facility Agreement, dated as of August 9, 2022, by and among the Company, the other loan parties party thereto from time to time, the lenders party thereto from time to time, and the Agent (as amended, the “Facility Agreement”).

The Consent and Amendment, among other things, provides for (i) lenders’ consents to the waiver of certain restrictions imposed by the Facility Agreement regarding the issuance and sale of the Company’s equity and equity-linked securities, (ii) the removal of the financial covenant that required the Company to hold at least $40,000,000 of cash or cash equivalents in accounts that are subject to control agreements in favor of the Agent, and (iii) amendment and restatement of the Company’s financial reporting covenant under the Facility Agreement in its entirety.

In connection with the Consent and Amendment, the Company made a partial prepayment of the senior secured convertible notes issued pursuant to the Facility Agreement in an aggregate principal amount of approximately $20,000,000, together with accrued and unpaid interest thereon.

The foregoing summary of the Consent and Amendment is qualified in its entirety by reference to the full text of the Consent and Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 26, 2025, the Company issued a press release announcing the transaction and the entry into the Consent and Amendment as described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit	Description
10.1

Limited Consent and Amendment No. 1 to Facility Agreement, dated as of February 26, 2025, by and among The Oncology Institute, Inc., the other Loan Parties party thereto, the Lenders party thereto and Deerfield Partners, L.P.

99.1	Press Release dated February 26, 2025 of The Oncology Institute, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2025	THE ONCOLOGY INSTITUTE, INC.

	By:	/s/ Mark Hueppelsheuser
Mark Hueppelsheuser General Counsel